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Exhibit 10.6
Medicare Advantage Attestation of Benefit Plan

WELL CARE OF FLORIDA, INC.

H1032

Date: 08/29/2012

I attest that I have examined the Plan Benefit Packages (PBPs) identified below and that the benefits identified in the PBPs are those that the abovestated organization will make available to eligible beneficiaries in the approved service area during program year 2013. I further attest that we have reviewed the bid pricing tools (BPTs) with the certifying actuary and have determined them to be consistent with the PBPs being attested to here.

I further attest that these benefits will be offered in accordance with all applicable Medicare program authorizing statutes and regulations and program guidance that CMS has issued to date and will issue during the remainder of 2012 and 2013, including but not limited to, the 2013 Call Letter, the 2013 Solicitations for New Contract Applicants, the Medicare Prescription Drug Benefit Manual, the Medicare Managed Care Manual, and the CMS memoranda issued through the Health Plan Management System (HPMS).

Plan ID	Segment ID	Version	Plan Name	Plan Type	Transaction Type	MA Premium	Part D Premium	CMS Approval Date	Effective Date
002	0	6	WellCare Choice (HMO- POS)	HMOPOS	Renewal	39.70	0.90	08/20/2012	01/01/2013
008	0	7	WellCare Choice (HMO)	HMO	Renewal	0.00	0.00	08/20/2012	01/01/2013
025	0	7	WellCare Choice (HMO- POS)	HMOPOS	Renewal	52.90	1.70	08/20/2012	01/01/2013
032	0	6	WellCare Dividend (HMO)	HMO	Renewal	0.00	0.00	08/20/2012	01/01/2013
035	0	6	WellCare Value (HMO- POS)	HMOPOS	Renewal	0.00	0.00	08/20/2012	01/01/2013
037	0	6	WellCare Advance (HMO)	HMO	Renewal	0.00	N/A	08/20/2012	01/01/2013
040	0	7	WellCare Dividend (HMO)	HMO	Renewal	0.00	0.00	08/20/2012	01/01/2013
061	0	6	WellCare Select (HMO- POS SNP)	HMOPOS	Renewal	0.00	8.50	08/20/2012	01/01/2013
073	0	7	WellCare Value (HMO- POS)	HMOPOS	Renewal	0.00	0.00	08/20/2012	01/01/2013
079	0	7	WellCare Value (HMO)	HMO	Renewal	0.00	0.00	08/20/2012	01/01/2013
091	0	6	WellCare Value (HMO- POS)	HMOPOS	Renewal	0.00	0.00	08/20/2012	01/01/2013
101	0	6	WellCare Select (HMO- POS SNP)	HMOPOS	Renewal	0.00	12.50	08/20/2012	01/01/2013
124	0	6	WellCare Liberty (HMO SNP)	HMO	Renewal	0.00	8.70	08/20/2012	01/01/2013

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Plan ID	Segment ID	Version	Plan Name	Plan Type	Transaction Type	MA Premium	Part D Premium	CMS Approval Date	Effective Date
133	0	7	WellCare Essential (HMO)	HMO	Renewal	0.00	0.00	08/20/2012	01/01/2013
170	0	6	WellCare Liberty (HMO SNP)	HMO	Renewal	0.00	11.80	08/20/2012	01/01/2013
173	0	7	WellCare Essential (HMO)	HMO	Renewal	0.00	0.00	08/20/2012	01/01/2013
174	0	7	WellCare Essential (HMO)	HMO	Renewal	0.00	0.00	08/20/2012	01/01/2013
175	0	6	WellCare Access (HMO SNP)	HMO	Renewal	0.00	12.10	08/20/2012	01/01/2013
176	0	6	WellCare Access (HMO SNP)	HMO	Renewal	0.00	12.20	08/20/2012	01/01/2013
177	0	6	WellCare Value (HMO- POS)	HMOPOS	Renewal	0.00	0.00	08/20/2012	01/01/2013
179	0	8	WellCare Dividend (HMO)	HMO	Renewal	0.00	0.00	08/20/2012	01/01/2013

H1032

THOMAS TRAN	8/29/2012 2:01:31 PM

Contracting Official Name	Date

8735 Henderson Rd
Ren 1
WELL CARE OF FLORIDA, INC.	Tampa, FL 33634

Organization	Address

H1032